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                                                                      EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-48402, 33-70633, 33-70641 and 33-70643 of The Buckle, Inc. on Form S-8 of our
report dated March 4, 2002, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Buckle, Inc. for the year ended February 2, 2002.




DELOITTE & TOUCHE LLP

Omaha, Nebraska
April 18, 2002